UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2021

NORWEGIAN CRUISE LINE HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-35784	98-0691007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.001 per share	NCLH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Norwegian Cruise Line Holdings Ltd. (the “Company”) previously adopted an amendment and restatement of the Norwegian Cruise Line Holdings Ltd. 2013 Performance Incentive Plan (the “2013 Plan” and as amended and restated, the “Restated 2013 Plan”), subject to approval by the Company’s shareholders at the Annual Meeting (as such term is defined in Item 5.07 of this Current Report on Form 8-K). As disclosed in Item 5.07 below, the Company’s shareholders approved the Restated 2013 Plan at the Annual Meeting.

Among other things, the Restated 2013 Plan reflects amendments to:

i.	increase the number of the Company’s ordinary shares that may be delivered pursuant to all awards granted under the Restated 2013 Plan by an additional 4,910,000 shares, from 27,465,106 shares to a new maximum aggregate limit of 32,375,106 shares;

ii.	remove certain provisions from the Restated 2013 Plan, which had been in place to satisfy the requirements of Section 162(m) of the U.S. Internal Revenue Code that are no longer applicable; and

iii.	extend the expiration date of the Restated 2013 Plan to February 15, 2031.

 The Board or one or more committees appointed by the Board administers the Restated 2013 Plan. The Board has delegated general administrative authority for the Restated 2013 Plan to the Compensation Committee of the Board. The administrator of the Restated 2013 Plan has broad authority under the plan to, among other things, select eligible participants and determine the type(s) of award(s) that they are to receive, determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award.

Persons eligible to receive awards under the Restated 2013 Plan include officers or employees of the Company or any of its subsidiaries, members of the Board, and certain consultants and advisors to the Company or any of its subsidiaries. The types of awards that may be granted under the Restated 2013 Plan include, without limitation, options, share appreciation rights, share bonuses, restricted shares, performance shares, share units, phantom shares, dividend equivalents and other forms of awards, which are granted or denominated in the Company’s ordinary shares, as well as cash bonus awards.

The maximum number of the Company’s ordinary shares that may be delivered pursuant to awards granted under the Restated 2013 Plan is equal to 32,375,106 shares. Ordinary shares subject to outstanding awards that are settled in cash will be available for issuance under the Restated 2013 Plan, as will any ordinary shares exchanged or withheld by the Company to satisfy any purchase price and tax withholding obligations related to “full value awards” such as restricted shares or restricted share units. However, with respect to all awards of options or share appreciation rights (“SAR(s)”) that are not issued or delivered as a result of the net settlement of an outstanding option or SAR, or any ordinary shares that are not issued or are tendered back to the Company as payment for any options or SARs, as well as any ordinary shares withheld or tendered to satisfy tax withholding obligations related to options or SARs, as well as any shares repurchased with the proceeds of any option exercise price, will not again be available for new grants under the Restated 2013 Plan. In addition, the gross number of ordinary shares for which a SAR award is exercised, and not the number of ordinary shares actually issued, will count against the share limits of the Restated 2013 Plan.

The foregoing summary of the Restated 2013 Plan and the amendments thereto is qualified in its entirety by reference to the text of the Restated 2013 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s shareholders approved an increase in the number of ordinary shares the Company is authorized to issue from 490,000,000 to 980,000,000. On May 20, 2021, the Company filed with the Registrar of Companies in Bermuda a Memorandum of Increase of Share Capital to effect the increase in the Company’s authorized share capital. The Memorandum of Increase of Share Capital is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2021, the Company held its annual general meeting of shareholders at the Pullman Miami, 5800 Blue Lagoon Drive, Miami, Florida 33126 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on five proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2021 (the “Proxy Statement”). There were 207,413,459 ordinary shares present at the Annual Meeting in person or by proxy, which represented 65.37% of the combined voting power of ordinary shares entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s ordinary shares were entitled to one vote for each ordinary share held as of the close of business on March 2, 2021.

The shareholders of the Company voted on the following proposals at the Annual Meeting:

1.	To elect three directors, each to serve as Class II directors until the 2024 annual general meeting of shareholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

2.	To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

3.	To approve an increase in the Company’s authorized share capital to increase the number of ordinary shares authorized for issuance from 490,000,000 to 980,000,000.

4.	To approve an amendment to the 2013 Plan, including an increase in the number of shares available for grant under the 2013 Plan.

5.	To ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2021 and the determination of PwC’s remuneration by the Audit Committee of the Board.

The voting results for each of these proposals are detailed below.

1. Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Adam M. Aron	116,647,815	2,016,516	1,534,334	87,214,794
Stella David	115,089,235	3,646,835	1,462,595	87,214,794
Mary E. Landry	108,339,281	10,353,159	1,506,225	87,214,794

Each of the three nominees for director was elected to serve until the 2024 annual general meeting of shareholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

2. Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
19,698,597	99,235,417	1,264,651	87,214,794

The shareholders did not approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

3. Increase in Authorized Share Capital

For	Against	Abstain	Broker Non-Votes
187,797,992	18,069,917	1,545,550	—

The shareholders approved an increase in the number of the Company’s ordinary shares authorized for issuance from 490,000,000 to 980,000,000.

4. Approval of Amendment to 2013 Performance Incentive Plan

For	Against	Abstain	Broker Non-Votes
106,682,023	12,763,551	753,091	87,214,794

The shareholders approved an amendment to the 2013 Plan, including an increase in the number of shares available for grant under such plan. The Restated 2013 Plan is described above in Item 5.02 of this Current Report on Form 8-K.

5. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
197,508,306	6,534,413	3,370,740	—

The shareholders ratified the appointment of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2021 and the determination of PwC’s remuneration by the Audit Committee of the Board.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Memorandum of Increase of Share Capital of Norwegian Cruise Line Holdings Ltd.
10.1	Norwegian Cruise Line Holdings Ltd. Amended and Restated 2013 Performance Incentive Plan.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Norwegian Cruise Line Holdings Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2021	NORWEGIAN CRUISE LINE HOLDINGS LTD.

	By:	/s/Daniel S. Farkas
Daniel S. Farkas
Executive Vice President, General Counsel and
Assistant Secretary